RESTRICTION ON TRANSFER

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, WITHOUT (I) THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

                                     WARRANT

                  To Subscribe for and Purchase Common Stock of

                            THE FEMALE HEALTH COMPANY

     THIS CERTIFIES THAT, for value received, Heartland Bank, a federal savings bank, or its registered assigns, is entitled to subscribe for and purchase from The Female Health Company (herein called the "Company"), a corporation organized and existing under the laws of the State of Wisconsin, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including May 18, 2006, the number of fully paid and nonassessable (subject to Wisconsin law) shares of the Company's common stock, par value $0.01 per share ("Common Stock") equal to (a) $500,000 (the "Guarantee Amount"), divided by (b) the Warrant purchase price as of the date of exercise determined in accordance with the next paragraph.

     The Warrant purchase price (subject to adjustment as noted below) shall be a price per share equal to 70% of the "market price" of the Common Stock as of the day immediately prior to the date the exercise notice is given to the Company, but in no event shall such per share price be less than $0.50 (the
"Minimum  Price")  or  more  than  $1.00  (the  "Maximum  Price").

     For purposes of determining the "market price" of the Common Stock, the price shall be determined as the average last sale price of a share of the Company's Common Stock for the five trading days ending on the day immediately prior to the date a notice of exercise is issued to the Company by the holder of this Warrant (the "Holder"). If at any time, the Common Stock is not quoted in the domestic over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as at the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     This  Warrant is subject to the following provisions, terms and conditions:

     1. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 875 North Michigan Avenue, Suite 3660, Chicago, Illinois 60611 (or such other location as the Company may designate by notice in writing to the Holder hereof) and upon payment to it by check of the purchase price for such shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, and if the Company shall have elected not to issue such fraction of a share, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the "market price" (as determined above) per share of outstanding Common Stock of the Company on the Business Day immediately prior to the date of such exercise. The Company agrees that the shares so purchased shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased (bearing an appropriate legend to indicate that the shares have not been registered under securities laws) shall be delivered to the Holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant reflecting the Guarantee Amount, if any, as to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

     2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof and the restrictive legend under the heading "Restriction on Transfer."

     3.     The  Company  covenants  and  agrees  that:

          (a) all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable (except as set forth in Wisconsin Statutes Section 180.0622(2)(b)) and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes);

          (b) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant;

          (c) during the period within which the rights represented by this Warrant may be exercised, the Company further will use reasonable best efforts to maintain the eligibility of the Common Stock for quotation on the domestic over-the-counter market and use reasonable best efforts to keep the Common Stock so quoted; and

          (d) during the period within which the rights represented by this Warrant may be exercised, the Company's Articles of Incorporation and by-laws shall not be amended or modified (other than an amendment or modification to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized thereunder or to designate a new class or series of preferred stock) if such amendment or modification has or would have, directly or indirectly, a material adverse effect on the Holder of this Warrant or Common Stock purchased or purchasable upon exercise of this Warrant or on the rights and remedies hereunder.

     4. (a) If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then the Minimum Price and Maximum Price shall be adjusted, effective at such time, to a number determined by multiplying the Minimum and Maximum Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization and the denominator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization.

          (b) (i) If the Company shall after the date of issuance of this Warrant issue or otherwise sell or distribute any shares of Common Stock, otherwise than pursuant to a Common Stock Reorganization (any such event, including any event described in paragraphs (ii) and (iii) below, being herein called a "Common Stock Distribution"), if such Common Stock Distribution shall be for a consideration per share less than the Warrant purchase price in effect immediately prior to the date of such Common Stock Distribution, or on the first date of the announcement of such Common Stock Distribution (whichever is less), then, effective upon such Common Stock Distribution, the Minimum Price and Maximum Price shall be adjusted by multiplying the Minimum Price and Maximum Price by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to the Common Stock Distribution, plus (B) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company (determined as provided below) for such Common Stock Distribution would buy at the last sales price thereof, as of the date immediately prior to such Common Stock Distribution or as of the date immediately prior to the date of announcement of such Common Stock Distribution (whichever is less) and the denominator of which shall be the total number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock issued (or deemed to be issued pursuant to paragraphs (ii) and (iii) below) in such Common Stock Distribution.

          The provisions of this paragraph (i), including by operation of paragraph (ii) or (iii) below, shall not operate to increase the Minimum Price and Maximum Price.

          (ii) If the Company shall after the date of issuance of this Warrant issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the last sales price per share of outstanding Common Stock of the Company on the date of granting such Options or on the date of announcement thereof (whichever is less), then for purposes of paragraph (i) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Minimum Price and Maximum Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

          (iii) If the Company shall after the date of issuance of this Warrant issue, sell or otherwise distribute or grant (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the last sales price per share of outstanding Common Stock of the Company on the date of such issue, sale or distribution or on the date of announcement thereof (whichever is less), then, for purposes of paragraph (i) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible

Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Minimum Price and Maximum Price shall be made upon the actual conversion or exchange of such Convertible Securities.

          (iv) If the purchase price provided for in any Option referred to in paragraph (ii) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(ii) or (iii) above, or the rate at which any Convertible Securities referred to in paragraph (ii) or (iii) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against, and having the effect of protecting against, dilution upon an event which results in a related adjustment pursuant to this paragraph 4), the Minimum Price and Maximum Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Maximum Price and Minimum Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; provided, however, that such readjustment shall give effect to such change only
--------   -------
with respect to such Options and Convertible Securities as then remain outstanding. If, at any time after any adjustment of the Minimum Price and Maximum Price shall have been made pursuant to this paragraph 4 on the basis of the issuance of any Option or Convertible Securities or after any new adjustments of the Minimum Price and Maximum Price shall have been made pursuant to this paragraph, the right of conversion, exercise or exchange in such Option or Convertible Securities shall expire or terminate, and the right of conversion, exercise or exchange in respect of a portion of such Option or Convertible Securities shall not have been exercised, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such Option or Convertible Securities on the basis of treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such conversion, exercise or exchange and for the consideration actually received and receivable therefor, and treating any such Option or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of any such issuance for the consideration per share for which shares of Common Stock are issuable under such Option or Convertible Securities; and, if and to the extent called for by the foregoing provisions of this paragraph on the basis aforesaid, a new adjustment of the Minimum Price and Maximum Price shall be made, which new adjustment shall supersede (effective only with respect to any exercise of this Warrant after such readjustment) the previous adjustment so rescinded and annulled.

          (v) If the Company shall after the date of issuance of this Warrant pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, options or Convertible Securities, then, for purposes of paragraph (i) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

          (vi)     If  any  shares  of  Common  Stock,  Options  or  Convertible
Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor net of any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, provided, however, that the fair market value of any security for which a last sales price is available shall be the market price of such security, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for without consideration.

          (vii) If the Company shall set a record date for the purpose of entitling the holders of the Common Stock to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (viii) For purposes of determining whether any adjustment is required pursuant to this paragraph 4 any security of the Company having rights substantially equivalent to the Common Stock as to dividends or upon liquidation dissolution or winding up of the Company shall be treated as if such security were Common Stock.

          (c) If the Company shall after the date of issuance of this Warrant issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any property, assets or cash, and if such issuance or distribution does not constitute a Common Stock Reorganization or a Common Stock Distribution (any such nonexcluded event being herein called a "Dividend"), the Minimum Price and Maximum Price shall be decreased (but not increased), effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Dividend, to a number determined by multiplying the Minimum Price and Maximum Price immediately before such Dividend by a fraction, the numerator of which shall be the last sales price per share of outstanding Common Stock of the Company on such record date less the then fair market value, as determined in good faith by the Board of Directors of the Company, of the evidences of indebtedness, securities, cash, or property or other assets issued or distributed in such Dividend with respect to one share of Common Stock and the denominator of which shall be the last sales price per share of outstanding Common Stock on such record date. If after the date of issuance of this Warrant the Company repurchases shares of Common Stock for a per share consideration which exceeds the last sales price (as calculated immediately prior to such repurchase), then the Minimum Price and Maximum Price shall be adjusted in accordance with the foregoing provision, as if, in lieu of such repurchases, the Company had (A) distributed a Dividend having a fair market value, as determined in good faith by the Board of Directors of the Company, equal to the fair market value, as determined in good faith by the Board of Directors of the Company, of all property and cash expended in the repurchases, and (B) effected a reverse split of the Common Stock in the proportion required to reduce the number of shares of Common Stock outstanding from (I) the number of such shares outstanding immediately before such first repurchase to (II) the number of such shares outstanding immediately following all the repurchases. In lieu of the adjustments provided for in this paragraph 4(c) as a result of a Dividend, at the option of Holder, the Company shall instead pay to the Holder a cash
Dividend equal to the amount of consideration to which the Holder would have been entitled if the Holder had fully exercised this Warrant immediately prior to the record date at which the holders of shares of Common Stock were determined for purposes of such Dividend.

          (d) If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value), in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital
Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming such holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an Affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this paragraph the kind and amount of shares of stock and other securities or other property (including cash) receivable upon such Capital Reorganization shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this paragraph 4(d), providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of this paragraph 4(d) shall similarly apply to successive Capital Reorganizations.

          (e) If after the date of the issuance of this Warrant the Company shall issue by reclassification of its shares of Common Stock other securities of the Company, then the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such issuance shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after such issuance, had this Warrant been exercised immediately prior to such issuance or any record date with respect thereto. An adjustment made pursuant to this paragraph 4(e) shall become effective upon the date of the issuance retroactive to the record date with respect thereto, if any. Such adjustment shall be made successively whenever such an issuance is made.

          (f) If any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this paragraph 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrant in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Minimum Price or Maximum Price, or otherwise adversely affect the Holder.

          (g) (i) Any adjustments pursuant to this paragraph 4 shall be made successively whenever an event referred to herein shall occur.

                  (ii) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such Action, then no adjustment shall be made pursuant to this paragraph 4 in respect of such action.

                  (iii) No adjustment in the Minimum Price and Maximum Price shall be made hereunder unless such adjustment decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

                  (iv) No adjustment in the Minimum Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $0.01 per share of Common Stock.

                  (v) No adjustment shall be made pursuant to this paragraph 4 in respect of (A) exercises or conversions of any rights, warrants, options, or convertible securities outstanding on the date hereof, (B) the issuance (or deemed issuance) or repurchase of shares of Common Stock in connection with the exercise of the Warrant or (C) the issuance of shares of Common Stock in an underwritten public offering managed by a nationally recognized investment banking firm.

                  (vi) The Holder may at any time decline any adjustment which would otherwise be made under this paragraph 4.

          (h) As a condition precedent to the taking of any action which would require an adjustment pursuant to this paragraph 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

          (i) Not less than 30 nor more than 40 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this paragraph 4, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof, if applicable. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable. If the Holder objects to any such notice within 30 days of receipt of the Company's notice, the adjustment will be deemed accepted by the Holder.

     5. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

     6. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. (a) The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares received upon exercise hereof may be effected without registration or qualification (under any Federal or State law) and without causing the loss of the applicable securities law registration exemption(s) relied upon by the Company when it issued this Warrant. Upon receipt of such written notice and opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition shall be endorsed on this Warrant or the certificates for such shares.

          (b) This Warrant (and the shares of Common Stock issuable upon the exercise of this Warrant) is entitled to the benefit of certain registration rights pursuant to a Registration Rights Agreement, a copy of which is attached hereto as Schedule 1.

     8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof, at the principal office of the Company by the Holder hereof in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed and this Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the rights to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

     9. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this paragraph 9:

If  to  the  Company:
     The  Female  Health  Company
          875  North  Michigan  Avenue
          Suite  3660
          Chicago,  IL  60611
          Telephone:  (312)  280-1119
          Facsimile:  (312)  280-9360
          Attention:  Mr.  O.B.  Parrish
with  a  copy  to:
     Reinhart,  Boerner,  Van  Deuren,
          Norris  &  Rieselbach,  s.c.
          1000  North  Water  Street
          Suite  2100
          Milwaukee,  WI  53202
          Telephone:  (414)  298-1000
          Facsimile:  (414)  298-8097
          Attention:  Mr.  James  M.  Bedore,  Esq.

If  to  the  Holder:

     Heartland  Bank
          212  S.  Central  Avenue
          St.  Louis,  Missouri  63105
          Telephone:  (314)  512-8500
          Facsimile  :  (314)  512-8501
          Attention:  David  Puricelli  and  Andrew  S.  Love

with  a  copy  to:

     Bryan  Cave  LLP
          One  Metropolitan  Square
          Suite  3600
          St.  Louis,  MO  63102
          Telephone:  (314)  259-2000
          Facsimile:  (314)  259-2020
          Attention:  Mr.  Mark  B.  Hillis,  Esq.

     10. (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder. The provisions of the Registration Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

          (b) Any such amendment, modification or waiver effected pursuant to this paragraph 10 or the applicable provisions of the Registration Rights Agreement shall be binding upon the Holder of the Warrant and Common Stock issuable upon exercise, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to the Holder and, if appropriate, notation thereof shall be made on any Warrant thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     11. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrant shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

     12. All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     13. In case any one or more of the provisions contained in the Registration Rights Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     14. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any at the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not, directly or indirectly, increase the par value of any shares of Common Stock receivable upon the exercise of this warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable (subject to Wisconsin law) shares of Common Stock upon the exercise of this warrant, and (c) use its commercially reasonable best efforts to obtain all such authorizations exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     15. (a) Any legal action or proceeding with respect to this Warrant may be brought in the courts of the State of Missouri located in St. Louis County or the City of St. Louis or of the United States for the Eastern District of Missouri, and, by execution and delivery of this Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Company at its address set forth in paragraph 9 and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          (b) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     16. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the laws of the State of Missouri, without giving effect to rules governing the conflict of laws.



     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of May 18, 2001.

                              THE  FEMALE  HEALTH  COMPANY



                              By
                                ------------------------------------------------

                              Its
                                ------------------------------------------------

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ all of the rights of the undersigned under this Warrant, with respect to the guarantee amount set forth below, and appoints ___________________________ to transfer this Warrant on the books of The Female Health Company with the full power of substitution in the premises.



NAME OF ASSIGNEE  ADDRESS  GUARANTEE AMOUNT
----------------  -------  ----------------




Dated:  ______________________

In  the  presence  of:


___________________________________           __________________________________

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.)

                                SUBSCRIPTION FORM


           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:


To:     THE  FEMALE  HEALTH  COMPANY  (the  "Company")


          The  undersigned  ________________________________

          Please insert Social Security or other identifying number of Subscriber:

          ______________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $___________, such payment being made as provided on the face of this Warrant, based upon an exercise with respect to a Guarantee Amount of $__________ and a purchase price of $_______ per share.

     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.

     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:

Address:

Deliver  to:

Address:

Dated:                    Signature ____________________________________________

Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.